SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  September 29, 1998
(Date of earliest event reported)

Commission File No.  333-56081



                       Chase Mortgage Finance Corporation
                       ----------------------------------


        Delaware                                     52-1495132
        --------                                     ----------
(State of Incorporation)                 (I.R.S. Employer Identification No.)

343 Thornall Street
Edison, New Jersey                                     08837
------------------                                     -----
Address of principal executive offices               (Zip Code)


                                 (732) 205-0600
                                 --------------
               Registrant's Telephone Number, including area code



              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation-I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Credit Suisse First Boston Corporation, which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                             Description
-----------                                             -----------

(99) Computational Materials prepared by Credit Suisse First Boston Corporation in connection with Chase Mortgage Finance Corporation, Multi-Class Mortgage Pass-Through
                                             Certificates, Series 1998-AS2

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CHASE MORTGAGE FINANCE CORPORATION


September 29, 1998

                                        By:  /s/ Eileen Lindblom
                                            ------------------------
                                            Name: Eileen Lindblom
                                            Title: Vice President

                                INDEX TO EXHIBITS


                                                               Paper (P) or
Exhibit No.      Description                                   Electronic (E)
-----------      -----------                                   --------------

  (99)           Computational Materials                             P
                 prepared by Credit Suisse First Boston
                 Corporation in connection with
                 Chase Mortgage Finance Corporation,
                 Multi-Class Mortgage Pass-Through
                 Certificates, Series 1998-AS2